UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 21, 2020

LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in its charter)

Delaware	1-36756	72-1449411
Delaware	1-12407	72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)
5321 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225)
926-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	LAMR	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR §
240.12b-2).

Lamar Advertising Company	Emerging growth company	☐

Lamar Media Corp.	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Lamar Advertising Company	☐

Lamar Media Corp.	☐

Item 7.01	Regulation FD Disclosure.
On January 21, 2020, Lamar Advertising Company (“Lamar Advertising”) will use a lender presentation in connection with meetings with prospective lenders to discuss the possible refinancing of the existing capital structure of its wholly owned subsidiary, Lamar Media Corp. (“Lamar Media”).
The lender presentation contains a description of the proposed refinancing transactions, which consists of (1) a new $750.0 million
5-year
revolving credit facility (to replace its existing $550.0 million revolving credit facility), (2) a new $600.0 million
7-year
Term Loan B and (3) the Proposed Offering (as defined below) (collectively, the “Proposed Refinancing”). Proceeds from the Proposed Refinancing will be used to refinance Lamar Media’s existing Term Loan A and Term Loan B, redeem in full all $510.0 million in aggregate principal amount of its outstanding 5 3/8% Senior Notes due 2024 (the “Redemption”), partially repay borrowings under the existing revolving credit facility, pay fees and expenses in connection therewith and the remainder, if any, for general corporate purposes.
Following the completion of the Proposed Refinancing, Lamar Media expects that its senior secured leverage ratio will be reduced to 1.2x.
The information contained in Item 7.01 to this Current Report on Form
 8-K
is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.
Item 8.01.	Other Events.
Proposed Private Offering
On January 21, 2020, Lamar Advertising issued a press release announcing a proposed institutional private placement of $1.0 billion of one or more series of senior notes of Lamar Media (the “Proposed Offering”).
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in accordance with Rule 135c of the Securities Act of 1933, as amended.
* * *
This Current Report on Form
8-K
contains forward-looking statements, including regarding the Proposed Refinancing, the Proposed Offering and the Redemption. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those results indicated in the forward-looking statements are (i) uncertainties relating to market conditions for corporate debt securities generally and for the securities of advertising companies and for Lamar Media in particular, (ii) uncertainties relating to Lamar Media’s ability to enter into an amended and restated credit facility on favorable terms to accomplish the Proposed Refinancing, (iii) uncertainties relating to Lamar Media’s ability to consummate the Redemption, (iv) uncertainty relating to Lamar Advertising’s ability to maintain its status as a real estate investment trust or REIT, (v) changes in tax laws applicable to REITs or in the interpretation of those laws, and (vi) the regulation of the outdoor advertising industry by federal, state and local governments.
This Current Report on Form
8-K
is neither an offer to sell nor a solicitation of an offer to buy the senior notes.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Lamar Advertising Company dated January 21, 2020

104	Cover Page Interactive Data File - (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2020	LAMAR ADVERTISING COMPANY

	By:	/s/ Jay L. Johnson
Jay L. Johnson
EVP, Chief Financial Officer and Treasurer

Date: January 21, 2020	LAMAR MEDIA CORP.

	By:	/s/ Jay L. Johnson
Jay L. Johnson
EVP, Chief Financial Officer and Treasurer